UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2017

Navient Student Loan Trust 2015-2
 ________________________________________
(Exact name of issuer as specified in its charter)

Navient Funding, LLC
(Exact name of Depositor as specified in its charter)

Navient Solutions, LLC
(Exact name of Sponsor as specified in its charter)

Delaware	333-190926 333-190926-12	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification Number)

c/o Wells Fargo Delaware Trust Company, N.A. 919 North Market Street, Suite 1600 Wilmington, Delaware 19801
_________________________________ (Address of principal executive offices)

Issuer’s telephone number, including area code:		703-984-5858

Not Applicable
______________________________________________
 Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The transaction documents for the Navient Student Loan Trust 2015-2 (the “Trust”) were amended on November 13, 2017, to revise the timing of certain distributions from the Floor Income Rebate Account.

In connection with the foregoing, the Omnibus Amendment to Administration Agreements and Indentures, dated as of November 13, 2017, among Navient Solutions, LLC, as Administrator and Servicer, Navient Funding, LLC, as Depositor, the Trust and certain other trusts identified therein (collectively, the “Trusts”), Wells Fargo Bank, N.A. (“Wells Fargo”), not in its individual capacity but solely as Indenture Trustee for each of the Trusts, and Wells Fargo, not in its individual capacity but solely as Eligible Lender Trustee for each of the Trusts, and as agreed and consented to by Navient Funding, LLC, as sole Excess Distribution Certificateholder of each of the Trusts, was executed and delivered by the respective parties thereto.

Item 9.01 Financial Statements and Exhibits

Exhibits
99.1
Omnibus Amendment to Administration Agreements and Indentures, dated as of November 13, 2017, among Navient Solutions, LLC, as Administrator and Servicer, Navient Funding, LLC, as Depositor, the Trust and certain other trusts identified therein (collectively, the “Trusts”), Wells Fargo Bank, N.A. (“Wells Fargo”), not in its individual capacity but solely as Indenture Trustee for each of the Trusts, and Wells Fargo, not in its individual capacity but solely as Eligible Lender Trustee for each of the Trusts, and as agreed and consented to by Navient Funding, LLC, as sole Excess Distribution Certificateholder of each of the Trusts (incorporated by reference from Exhibit 99.1 to Form 8-K filed on November 16, 2017, by Navient Student Loan Trust 2015-1, as Issuer, and Navient Funding, LLC, as depositor (File Nos. 333-190926 and 333-190926-11)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT STUDENT LOAN TRUST 2015-2

By: Navient Funding, LLC

Dated: November 16, 2017	By: /s/ Scott Booher

Name: Scott Booher
Title: Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
99.1
Omnibus Amendment to Administration Agreements and Indentures, dated as of November 13, 2017, among Navient Solutions, LLC, as Administrator and Servicer, Navient Funding, LLC, as Depositor, the Trust and certain other trusts identified therein (collectively, the “Trusts”), Wells Fargo Bank, N.A. (“Wells Fargo”), not in its individual capacity but solely as Indenture Trustee for each of the Trusts, and Wells Fargo, not in its individual capacity but solely as Eligible Lender Trustee for each of the Trusts, and as agreed and consented to by Navient Funding, LLC, as sole Excess Distribution Certificateholder of each of the Trusts (incorporated by reference from Exhibit 99.1 to Form 8-K filed on November 16, 2017, by Navient Student Loan Trust 2015-1, as Issuer, and Navient Funding, LLC, as depositor (File Nos. 333-190926 and 333-190926-11)).